UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2012

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Hansen Medical, Inc. (the “Company”) entered into a Stipulation of Settlement, dated December 21, 2011 (the “Stipulation”), with respect to In re Hansen Medical, Inc. Shareholder Derivative Litigation, Lead Case No. 09cv157170, (Superior Court of the State of California, County of Santa Clara (the “Court”)), a shareholder derivative suit pending on behalf of the Company against certain of its current and former directors and officers. The settlement proposed under the Stipulation (the “Proposed Settlement”) will also resolve Brown v. Moll, et al., Case No. 09-05881, a similar shareholder derivative suit filed in the United States District Court for the Northern District of California (collectively, with the In re Hansen Medical, Inc. Shareholder Derivative Litigation, the “Actions”). The Actions assert claims on behalf of the Company that relate to the accounting errors in the Company’s financial statements that were the subject of the Company’s November 2009 restatement of certain financial results. The Actions are described in greater detail in Item 1 of Part II of the Form 10-Q filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 7, 2011.

As set forth more fully in the Stipulation, if the Proposed Settlement is given final approval by the Court, the Actions will be terminated and the Company will: (a) adopt, implement and maintain various corporate governance reforms; and (b) cause to be paid to plaintiffs’ counsel the amount of $300,000 to compensate for attorneys’ fees and expenses incurred in the Actions. The settlement payment will be covered by the Company’s insurance carriers. This summary of the terms of the Stipulation is qualified in its entirety by the terms of the Stipulation and its exhibits, a copy of which is posted at http://www.hansenmedical.com/eu/global/investor-relations/corporate-profile.html.

On January 27, 2012, the Court entered an order preliminarily approving the Proposed Settlement. The Court has scheduled a hearing for the consideration of final approval of the Proposed Settlement on April 6, 2012, as described in the Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions (the “Notice”), a copy of which is attached hereto as Exhibit 99.1. The Company is required to file this current report and the attached Notice pursuant to the terms of the Proposed Settlement in order to provide notice of the settlement hearing date to the Company’s stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC.
(Registrant)

Date: February 3, 2012	/s/ PETER J. MARIANI
Peter J. Mariani Chief Financial Officer

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